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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 2, 2004
                       ---------------------------------
                       (Date of earliest event reported)


                           CEMTECH INDUSTRIES LIMITED
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             (Exact Name of Registrant as Specified in its Charter)


           NEVADA                      000-32753                 86-1024819
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(State or Other Jurisdiction          (Commission               (IRS employer
     of Incorporation)                File Number)           Identification No.)


                        6075 South Eastern Ave., Suite 1
                            Las Vegas, NV 89119-3146
                                  702-866-2500
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 (Address and telephone number of the registrant's principal executive offices)



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         (Former name or former address, if changed since last report)


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                           CEMTECH INDUSTRIES LIMITED
                           CURRENT REPORT ON FORM 8-K


ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

We attach as Exhibit 99 hereto and incorporate by reference the board meeting minutes dated April 2, 2004.



ITEM 7.     EXHIBITS.

EXHIBIT NUMBER                      DESCRIPTION OF DOCUMENT
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      99        Board Meeting of CemTech Industries Limited dated April 2, 2004.




                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CemTech Industries Limited


                                       By:  /s/ Perry G. Wilson
                                            ----------------------------
                                            Perry G. Wilson
                                            President
                                            CemTech Industries Limited

April 4, 2004



                                       3
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                  BOARD MEETING OF CEMTECH INDUSTRIES LIMITED
                                 APRIL 2, 2004

Present: Reinhard Schlecht, Perry Wilson

The meeting was called to order by Perry Wilson at 11:45 am.

MOVED: by Reinhard Schlecht that CemTech Industries Limited ("the Company") refrain from pursuing any strategic alliance, joint venture, amalgamation or acquisition of any other company until such time as the board deems that it is appropriate to do so.

DISCUSSION: Despite the fact that Asia European Investments Inc. ("AEI") has partially completed a purchase of shares of the Company, the Company has never amalgamated with AEI, nor have the operations of AEI ever been combined with those of the Company.

SECONDED: by Perry Wilson.

MOTION CARRIED.

MOVED: by Reinhard Schlecht that the Company report its own financial activity only, and not report the financial activity of any other company, particularly not that of AEI, as the reporting of such financial activity bears no representation of the financial activity of the Company itself.

DISCUSSION: The Company was given advice to report the financial activities of AEI, despite the lack of any amalgamation of the Company's business activities with those of AEI. That advice has since proven to be inappropriate and ill-conceived.

SECONDED: by Perry Wilson.

MOTION CARRIED.

MOVED: by Reinhard Schlecht that the Company file a Form 15 with the S.E.C. which will indicate that the Company has far fewer than 300 shareholders and should therefore not be held to the reporting requirements of companies with more than 300 shareholders.

DISCUSSION: The Company has never had more than 30 shareholders. The adherence of the Company to the more onerous reporting requirements of companies with more than 300 shareholders has created an unnecessary financial burden.

SECONDED: by Perry Wilson.

MOTION CARRIED.

MOVED: by Reinhard Schlecht that the meeting be adjourned.

SECONDED: by Perry Wilson.

MOTION CARRIED.


/s/ Perry Wilson
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Perry Wilson, President